UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-50028	46-0484987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South - Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 9, 2015, Wynn Macau, Limited (“WML”), an indirect subsidiary of Wynn Resorts, Limited (the “Registrant”) with ordinary shares of its common stock listed on The Stock Exchange of Hong Kong Limited (the “HKSE”), filed its interim report in respect of the six months ended June 30, 2015 (the “Interim Report”) with the HKSE, as required by the HKSE listing rules. The Registrant owns approximately 72% of WML’s ordinary shares of common stock. The Interim Report is furnished herewith as Exhibit 99.1. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Interim Report of Wynn Macau, Limited in respect of the six months ended June 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: September 9, 2015	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interim Report of Wynn Macau, Limited, in respect of the six months ended June 30, 2015.